Exhibit 10.2

COMPANY SHAREHOLDER SUPPORT AGREEMENT

COMPANY SHAREHOLDER SUPPORT AGREEMENT, entered into by Mountain Crest Acquisition Corp. V, a Delaware corporation (“Mountain Crest”), CubeBio Co., Ltd., a corporation (“chusik hoesa”) organized under the laws of Korea (the “Company”), and certain shareholders of the Company whose names appear on the signature pages of this Agreement (each, a “Shareholder” and, collectively, the “Shareholders”) is dated October [●], 2026 (the “Signing Date”).

BACKGROUND

A. Concurrently with this Agreement, Mountain Crest Acquisition Corp. V, a Delaware corporation (“Mountain Crest”), CubeBio Co., Ltd., a corporation (“chusik hoesa”) organized under the laws of Korea (the “Company”), CubeBio Holdings Limited, an exempted company incorporated under the laws of the Cayman Islands (“PubCo”), CHL SPAC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of PubCo (“SPAC Merger Sub”), and CHL Korea Exchange Sub, Ltd., a corporation (“chusik hoesa”) organized under the laws of Korea and a wholly owned subsidiary of PubCo (“Exchange Sub”), are entering into a Business Combination Agreement in the form attached as Exhibit B (as amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement” or “BCA”), pursuant to which (i) SPAC Merger Sub will merge with and into Mountain Crest, with Mountain Crest surviving as a wholly owned subsidiary of PubCo (the “SPAC Merger”), and (ii) all shareholders of the Company shall transfer their respective CubeBio Common Shares to Exchange Sub, in exchange for the right to receive PubCo Ordinary Shares (the “Share Swap” and collectively with the SPAC Merger, the “Business Combination”).

B. Each Shareholder is, as of the Signing Date, the holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of common shares of the Company (the “CubeBio Common Shares”) set forth opposite such Shareholder’s name on Exhibit A (such CubeBio Common Shares, together with any other CubeBio Common Shares acquired by such Shareholder after the date of this Agreement and during the term of this Agreement, being collectively referred to as the “Subject Shares”).

C. As a condition and inducement to the Company’s willingness to enter into the Business Combination Agreement and to consummate the contemplated transactions, the parties desire to agree to certain matters set forth as follows:

AGREEMENT

Section 1. Representations and Warranties of the Shareholders. Each Shareholder severally and not jointly represents and warrants to Mountain Crest and the Company as follows:

(a) Organization, Good Standing and Qualification. If such Shareholder is not a natural person, such Shareholder has been duly organized and is validly existing and in good standing under the Laws of its jurisdiction in which it is incorporated, formed, organized or constituted and has requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted and contemplated to be conducted. If such Shareholder is a natural person, such Shareholder has full legal capacity, right and authority to execute this Agreement and perform his/her obligations, and to consummate the contemplated transactions. Such Shareholder is duly licensed or qualified and in good standing (to the extent such concept is applicable in such Shareholder’s jurisdiction of formation or organization) as a foreign or extra-provincial corporation (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing (to the extent such concept is applicable in such Shareholder’s jurisdiction of formation or organization), as applicable, except where the failure to be so licensed or qualified or in good standing would not have a material adverse effect on the ability of such Shareholder to enter into and perform its obligations under this Agreement and to consummate the contemplated transactions.

(b) Authority. If such Shareholder is not a natural person, such Shareholder has all requisite corporate, limited liability company or organizational power and authority to enter into, execute, deliver and perform its obligations under this Agreement and to consummate the contemplated transactions; and all corporate actions on the part of such Shareholder necessary for the authorization, execution and delivery of this Agreement and the performance of all its obligations (including any board approval) have been taken. If such Shareholder is a natural person, such Shareholder has full legal capacity, right and authority to execute this Agreement and perform their obligations, and to consummate the contemplated transactions. This Agreement is, or when executed by the other parties, will be, a valid and legally binding obligations of such Shareholder, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. If such Shareholder is a natural person who is married and resides in a community property jurisdiction, then such Shareholder’s spouse has executed and delivered to Mountain Crest a spousal consent in the form of Exhibit C concurrently with the execution and delivery. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of such Shareholder.

(c) Consents; No Conflicts. Other than any filings to be made under applicable federal or state securities laws, all filings, notifications, notices, submissions, applications, or consents from or with any Governmental Authority or any other Person required in connection with the valid execution, delivery, and performance of this Agreement and the consummation of the contemplated transactions, in each case on the part of such Shareholder, have been duly obtained or completed (as applicable) and are in full force and effect. The execution, delivery, and performance of this Agreement by such Shareholder does not, and the consummation by such Shareholder of the contemplated transactions will not result in any violation of, be in conflict with, or constitute a default under, require any consent under, or give any Person rights of termination, amendment, acceleration (including acceleration of any obligation of such Shareholder) or cancellation under, (x) (i) any Order of a Governmental Authority, (ii) any provision of the Organizational Documents of such Shareholder (if such Shareholder is not a natural person), (iii) subject to any filings to be made under applicable federal or state securities laws, any applicable Law, (iv) any Contract to which such Shareholder is a party or by which its assets are bound, or (y) result in the creation of any lien or encumbrance upon any of the properties or assets of such Shareholder other than liens or encumbrances under the Company Organizational Documents, this Agreement, any other Ancillary Document or applicable federal or state securities laws, except in the case of sub-clauses (i), (iii), and (iv) of clause (x), as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of any such Shareholder to enter into and perform this Agreement and to consummate the contemplated transactions.

(d) The Subject Shares. Except as previously disclosed to Mountain Crest and the Company such Shareholder is the sole record and beneficial owner (as defined in the Securities Act of 1933) of, and has good title to, the CubeBio Common Shares set forth opposite such Shareholder’s name on Exhibit A, and all such Subject Shares are owned by such Shareholder free and clear of all liens or encumbrances or any other liabilities or restriction (including any restriction on the right to vote, sell or otherwise dispose of the Subject Shares (other than transfer restrictions under the Securities Act)), other than liens or encumbrances under the Company Organizational Documents, this Agreement or applicable federal or state securities laws. Such Shareholder does not own of record or beneficially any shares of the Company other than the Subject Shares. Such Shareholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement and the voting and other arrangements under the Company Organizational Documents (as of the Signing Date and as it may be amended with Mountain Crest’s approval).

(e) Business Combination Agreement. Such Shareholder understands and acknowledges that Mountain Crest and the Company are entering into the Business Combination Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement. Such Shareholder has received a copy of the Business Combination Agreement and is familiar with the provisions of the Business Combination Agreement.

(f) Adequate Information. Such Shareholder is a sophisticated shareholder and has adequate information concerning the business and financial condition of Mountain Crest and the Company to make an informed decision regarding this Agreement and the transactions contemplated by the Business Combination Agreement and has independently and without reliance upon Mountain Crest or the Company and based on such information as such Shareholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Shareholder acknowledges that Mountain Crest and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Shareholder acknowledges that the agreements contained in this Agreement with respect to the Subject Shares held by such Shareholder are irrevocable.

(g) Restricted Securities. Such Shareholder understands that the PubCo Ordinary Shares that such Shareholder may receive in connection with its Subject Shares pursuant to the Share Swap may be “restricted securities” under applicable U.S. federal and state securities laws (and if such Shareholder is an affiliate of the Company, “control securities” as such term is used under Rule 144 promulgated under the Securities Act) and that, under these laws, such Shareholder must hold such PubCo Ordinary Shares indefinitely unless (i) they are registered with the SEC and qualified by state authorities, or (ii) an exemption from such registration and qualification requirements is available, and that any certificates or book entries representing the PubCo Ordinary Shares shall contain a legend to such effect.

Section 2. Representations and Warranties of Mountain Crest. Mountain Crest represents and warrants to the Company and each Shareholder as follows:

(a) Organization, Good Standing and Qualification. Mountain Crest is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted and contemplated to be conducted. Mountain Crest is duly licensed or qualified and in good standing as a foreign or extra-provincial corporation in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not have a material adverse effect on the ability of Mountain Crest to enter into and perform its obligations under this Agreement and to consummate the contemplated transactions.

(b) Authority. Mountain Crest has all requisite corporate power and authority to enter into, execute, deliver and perform its obligations under this Agreement and to consummate the contemplated transactions. All corporate actions on the part of Mountain Crest necessary for the authorization, execution and delivery of this Agreement and the performance of all its obligations (including any board approval) have been taken. This Agreement is, or when executed by the other parties, will be, valid and legally binding obligations of Mountain Crest, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Consents; No Conflicts. All filings, notifications, notices, submissions, applications, or consents from or with any Governmental Authority or any other Person required in connection with the valid execution, delivery and performance of this Agreement and the consummation of the contemplated transactions, in each case on the part of Mountain Crest, have been duly obtained or completed (as applicable) and are in full force and effect. The execution, delivery and performance of this Agreement by Mountain Crest does not, and the consummation by Mountain Crest of the contemplated transactions will not result in any violation of, be in conflict with, or constitute a default under, require any consent under, or give any Person rights of termination, amendment, acceleration (including acceleration of any obligation of Mountain Crest) or cancellation under, (x) (i) any Governmental Order, (ii) any provision of the Organizational Documents of Mountain Crest, (iii) any applicable Law, (iv) any Contract to which Mountain Crest is a party or by which its assets are bound, or (y) result in the creation of any Security Interest upon any of the properties or assets of Mountain Crest other than any restrictions created by or arising under federal or state securities laws, this Agreement or any other Ancillary Document, or the Mountain Crest Charter, except in the case of sub- clauses (i), (iii), and (iv) of clause (x), as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Mountain Crest to enter into and perform this Agreement and to consummate the contemplated transactions.

Section 3. Representations and Warranties of the Company. The Company represents and warrants to Mountain Crest and each Shareholder as follows:

(a) Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the Laws of Korea and has requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted and contemplated to be conducted. The Company is duly licensed or qualified and in good standing (to the extent such concept is applicable in the Company’s jurisdiction of formation) as a foreign or extra-provincial corporation (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing (to the extent such concept is applicable in the Company’s jurisdiction of formation), as applicable, except where the failure to be so licensed or qualified or in good standing would not have Company Material Adverse Effect.

(b) Authority. The Company has all requisite corporate power and authority to enter into, execute, deliver and perform its obligations under this Agreement and to consummate the contemplated transactions, subject to the Required Company Stockholder Approval. Except for the Required Company Stockholder Approval, all corporate actions on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the performance of all its obligations (including any board approval) have been taken. This Agreement is, or when executed by the other parties, will be, valid and legally binding obligations of the Company, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Consents; No Conflicts. Assuming the representations in Sections 1 and 2 are correct, except (a) as otherwise set forth in Section 4.5 of the Business Combination Agreement, all filings, notifications, notices, submissions, applications, or consents from or with any Governmental Authority or any other Person required in connection with the valid execution, delivery, and performance of this Agreement and the consummation of the contemplated transactions, in each case on the part of the Company, have been duly obtained or completed (as applicable) and are in full force and effect. The execution, delivery, and performance of this Agreement by the Company does not, and the consummation by the Company of the contemplated transactions will not, assuming compliance with the matters referred to in Section 4.5 of the Business Combination Agreement, result in any violation of, be in conflict with, or constitute a default under, require any consent under, or give any Person rights of termination, amendment, acceleration (including acceleration of any obligation of the Company) or cancellation under, (x) (i) any Order of Governmental Authorities, (ii) any provision of the Organizational Documents of the Company, (iii) any applicable Law, (iv) any Material Contract, or (y) result in the creation of any security interest upon any of the properties or assets of the Company other than any restrictions under federal and state securities laws, the Ancillary Documents, the Company Organizational Documents, and Permitted Encumbrances, except in the case of sub-clauses (i), (iii), and (iv) of clause (x), as would not have a Company Material Adverse Effect.

(d) Lock-up Obligations of Shareholders. The Company has not entered into any agreement or otherwise agreed with the Shareholders with respect to any lock-up restriction related to the CubeBio Common Shares other than those contained in this Agreement.

Section 4. Agreement to Vote; Certain Other Covenants of the Shareholders. Each Shareholder covenants and agrees during the term of this Agreement as follows:

(a) Agreement to Vote.

(1) In Favor of Business Combination. At any meeting of the shareholders of the Company called to seek the Required Company Stockholder Approval, or at any adjournment, or in connection with any written consent of the shareholders of the Company or in any other circumstances upon which a vote, consent or other approval with respect to the Business Combination Agreement, any other Ancillary Document, the Business Combination, or any other transaction is sought, such Shareholder shall (i), if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including by class vote and/or written consent, if applicable) the Subject Shares in favor of granting the Required Company Stockholder Approval or, if there are insufficient votes in favor of granting the Required Company Stockholder Approval, in favor of the adjournment such meeting of the shareholders of the Company to a later date.

(2) Against Other Transactions. At any meeting of shareholders of the Company or at any adjournment, or in connection with any written consent of the shareholders of the Company or in any other circumstances upon which such Shareholder’s vote, consent or other approval is sought, such Shareholder shall vote (or cause to be voted) the Subject Shares (including by withholding class vote and/or written consent, if applicable) against (i) any Business Combination Agreement, merger agreement or business combination (other than the Business Combination Agreement and the Business Combination), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any public offering of any Equity Securities of the Company, any of its Subsidiaries, or, in case of a public offering only, a newly-formed holding company of the Company or such Subsidiaries, other than in connection with the transactions, (ii) any Company Acquisition Proposal, and (iii) any amendment of the Company Organizational Documents or other proposal or transaction involving the Company or any of its Subsidiaries, which, in each of cases (i) and (iii) of this sentence, would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company of, prevent or nullify any provision of the Business Combination Agreement or any other Ancillary Document, the Business Combination, or any other transaction or change in any manner the voting rights of any class of Company’s share capital.

(3) Revoke Other Proxies. Such Shareholder represents and warrants that any proxies previously given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies have been or are revoked, other than the voting and other arrangements under the Company Organizational Documents (as of the Signing Date and as it may be amended with Mountain Crest’s approval).

(4) Irrevocable Proxy. Such Shareholder unconditionally and irrevocably grants to, and appoints, Mountain Crest and any individual designated in writing by Mountain Crest, and each of them individually, as such Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote the Subject Shares, or grant a written consent or approval in respect of the Subject Shares in a manner consistent with this Section 4(a). Such Shareholder understands and acknowledges that Mountain Crest is entering into the Business Combination Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement. Such Shareholder affirms that the irrevocable proxy set forth in this Section 4(a)(4) is given in connection with the execution of the Business Combination Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Such Shareholder further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such Shareholder ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done. The irrevocable proxy granted hereunder shall only terminate upon the termination of this Agreement. Should such Shareholder, any time after this Agreement and until the Closing Date, be requested to issue individual proxies, specific voting instructions or further documents required by the laws applicable to the Company or the notary notarizing any Required Company Stockholder Approval, such Shareholder undertakes to promptly implement all steps necessary in order to give effect to such request.

(b) No Transfer. Other than under this Agreement or upon the consent of Mountain Crest, from the date of this Agreement until the date of termination of this Agreement, such Shareholder shall not, directly or indirectly, (i) sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in, or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to any of the foregoing of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, and the promulgated rules or regulations of the SEC, with respect to any Subject Shares to any person other than under the Business Combination, (ii) enter into any swap or other arrangement that transfers to another, in whole or in party any of the economic consequences of ownership of the Subject Shares, whether any such transaction is settled by delivery of such securities, in cash or otherwise, (iii) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including under any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares, in each case, other than as set forth in this Agreement and the Company Organizational Documents (as of the Signing Date and as it may be amended with Mountain Crest’s approval), (iv) publicly announce any intention to effect any transaction specified in clause (i) through (iii) (the actions specified in (i) through (iii), collectively (a “Transfer”), other than under the Business Combination, (v) take any action that would make any representation or warranty of such Shareholder untrue or incorrect, or have the effect of preventing or disabling such Shareholder from performing its obligations, or, (vi) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained in this Agreement untrue or incorrect or would have the effect of preventing or delaying such Shareholder from performing any of its obligations. Notwithstanding the foregoing, the Company Shareholder may make Transfers of the Subject Shares (A) under this Agreement, (B) upon the consent of the Company and Mountain Crest. Any action attempted to be taken in violation of the preceding sentences will be null and void. Such Shareholder agrees with, and covenants to, Mountain Crest and the Company that such Shareholder shall not request that the Company register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares.

(c) New Shares. If before the Closing (i) any CubeBio Common Shares or other securities are issued or otherwise distributed to a Shareholder under any stock dividend or distribution, or any change in any of the CubeBio Common Shares by reason of any stock split-up, recapitalization, combination, exchange of shares or the like, (ii) a Shareholder acquires legal or beneficial ownership of any CubeBio Common Shares after the date of this Agreement or (iii) a Shareholder acquires the right to vote or share in the voting of any CubeBio Common Shares after the date of this Agreement (together the “New Securities”), the terms “Subject Shares” shall be deemed to refer to and include such New Securities (including all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

Section 5. Termination. This Agreement shall terminate upon the earliest of (i) the Effective Time (provided, however, that upon such termination, this Section 5 and Section 6 shall survive indefinitely) and (ii) the termination of the Business Combination Agreement in accordance with its terms, and upon such termination, no party shall have any liability other than for its willful and material breach of this Agreement before such termination.

Section 6. Additional Matters. Each Shareholder shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Mountain Crest or the Company may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and the other Ancillary Documents and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Company Organizational Documents or applicable Laws) which would impede, disrupt, prevent or otherwise adversely affect the consummation of the Business Combination or any other transaction. Without limiting the generality of the foregoing, each Shareholder agrees by virtue of signing this Agreement that such Shareholder waives any and all individual approval or consent rights such Shareholder may have under the Company Organizational Documents or applicable Laws of Korea with respect to the Business Combination Agreement, the other Ancillary Documents to which the Company is or will be a party, the Business Combination or any other transaction contemplated by any of the foregoing.

Section 7. General Provisions.

(a) Capacity as Shareholder. Each Shareholder signs this Agreement solely in such Shareholder’s capacity as a shareholder of the Company, and not in such Shareholder’s capacity as a director or officer of the Company, if applicable.

(b) Additional Shareholders. Notwithstanding anything to the contrary in this Agreement, this Agreement may be amended by adding additional Shareholders of the Company (“Additional Shareholders”) as parties, upon such Additional Shareholders executing and delivering to Mountain Crest, a Joinder to the Company Shareholder Support Agreement substantially in the form of Exhibit D. Thereafter, each such Additional Shareholder shall, for all purposes, be a party to this Agreement and all references to a “Shareholder” or the “Shareholders” shall thereafter also mean and refer to such Additional Shareholder, and such Additional Shareholder shall thereafter have the same rights, duties, liabilities and obligations as a Shareholder party on the Signing Date.

(c) Notice. All notices and other communications shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Mountain Crest in accordance with the BCA and to the Company in accordance with the BCA, and to each Shareholder at its address set forth on Exhibit A (or at such other address for a party as shall be specified by like notice).

(d) Miscellaneous. The provisions of Article XII of the Business Combination Agreement are incorporated by reference, mutatis mutandis, as if set forth in full in this Agreement.

[Signature pages follow]

Each party has duly executed this Agreement as of the date first written above.

For Shareholders which are Entities:	For Shareholders who are Natural Persons:

Name of Entity as stated in its Charter	Name:

By:	By:
Title:	Name:

MOUNTAIN CREST ACQUISITION CORP. V

By:
Name:	[Suying Liu]
Title:	[Manager]

CUBEBIO CO., LTD.

By:
Name:	[Jaemyung Kim]
Title:	[Chief Executive Officer]

EXHIBIT A

Shareholders of Record – Number of Shares

Shareholder of Record	Number of Shares

A-1

EXHIBIT B

Business Combination Agreement

See Attached

B-1

EXHIBIT C

Spousal Consent

The undersigned represents and warrants that the undersigned is the spouse of: [Name of Shareholder] and that the undersigned is familiar with the terms of the Company Shareholder Support Agreement (the “Agreement”), dated as of [_], 2026, among Mountain Crest Acquisition Corp. V, a Delaware corporation (“Mountain Crest”), CubeBio Co., Ltd., a corporation (“chusik hoesa”) organized under the laws of Korea (the “Company”), the undersigned’s spouse, and any other parties signatory thereto, and the terms of the Business Combination Agreement dated as of [_], 2026 among Mountain Crest, the Company, CubeBio Holdings Limited, an exempted company incorporated under the laws of the Cayman Islands (“PubCo”), CHL SPAC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of PubCo, and CHL Korea Exchange Sub, Ltd., a corporation (“chusik hoesa”) organized under the laws of Korea and a wholly owned subsidiary of PubCo. The undersigned agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest or quasi community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest or quasi community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver, or termination.

EXECUTED for and on behalf of:

Dated: __________, 2026
Name:

Witness:

C-1

EXHIBIT D

JOINDER TO COMPANY SHAREHOLDER SUPPORT AGREEMENT

This JOINDER TO COMPANY SHAREHOLDER SUPPORT AGREEMENT (this “Joinder”) between Mountain Crest Acquisition Corp. V, a Delaware corporation (“Mountain Crest”), and certain shareholders of CubeBio Co., Ltd., a corporation (“chusik hoesa”) organized under the laws of Korea (the “Company”) whose names appear on the signature pages of this Agreement (each, a “Shareholder” and, collectively, the “Shareholders”) is dated [●], 2026.

BACKGROUND

A. Mountain Crest and certain shareholders of the Company have entered into a Company Shareholder Support Agreement dated [●], 2026 (as amended, modified, supplemented, extended or restated from time to time, the “Agreement”) regarding the support of the Business Combination and the other transactions contemplated by the Business Combination Agreement. Capitalized terms used but not otherwise defined shall have the meanings set forth in the Agreement.

B. Under the Agreement, certain shareholders of the Company have agreed, among other things, to vote in favor of the approval and adoption of the Business Combination Agreement and approval of the Business Combination and all other transactions contemplated by the Business Combination Agreement.

C. To induce Mountain Crest to consummate the Business Combination and other transactions contemplated by the Business Combination Agreement, [the] [each] Additional Shareholder is willing to become a party to the Agreement and be bound by all terms and conditions.

D. In consideration of the mutual covenants contained in this Agreement, the receipt and sufficiency of which are acknowledged, the parties to this Joinder agree as follows:

AGREEMENT

1. Agreement to be bound. [Each] [The] Additional Shareholder: (a) acknowledges that he, she or it has received and reviewed a complete copy of the Agreement and understands its terms, (b) has had sufficient opportunity to review and to ask questions and obtain the advice of his, her, or its tax advisors, legal counsel and accountants and other professional advisors before executing this Agreement, and (c) agrees that upon execution of this Joinder, it shall become a “Shareholder” under the Agreement and shall be fully bound by, and subject to, all of the covenants, duties, obligations terms and conditions of the Agreement as though an original party.

2. Governing Law. This Joinder and all acts and transactions under this Agreement and the rights and obligations of the parties shall be governed, construed, and interpreted in accordance with the laws of the State of Delaware applicable to contracts executed in and to be performed in that state.

3. Counterparts. This Joinder may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

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D-1

The parties have executed this Agreement as of the date first above written.

SHAREHOLDER NAME

By:
Name:
Title:

Address:

Email:

Shares of CubeBio Common Shares beneficially owned on the date of this Agreement:

D-2

The parties have executed this Agreement as of the date first above written.

MOUNTAIN CREST ACQUISITION CORP. V

By:
Name:	[Suying Liu]
Title:	[Manager]

D-3